SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549



                            FORM 8-K

                         CURRENT REPORT



 Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                             of 1934



Date of Report (Date of earliest event reported):  July 18, 2001


                  MODINE MANUFACTURING COMPANY
---------------------------------------------------------------------
     (Exact name of registrant as specified in its charter)



      Wisconsin                1-1373             39-0482000
--------------------      ---------------     -------------------
   (State or other          (Commission         (I.R.S. Employer
   jurisdiction of          File Number)      Identification No.)
    incorporation)


1500 DeKoven Avenue, Racine, Wisconsin               53403
------------------------------------------       ------------
(Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including
area code:                                       (262) 636-1200
                                                 --------------


                         NOT APPLICABLE
---------------------------------------------------------------------
 (Former name or former address, if changed since last report.)



           An Exhibit Index appears on Page 2 herein.


                        Page 1 of 9 pages




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Item 5.  Other Information.
         -----------------

     On July 18, 2001, Modine reported net earnings of $10.2 million, or 31 cents per fully diluted share, for its first fiscal quarter, which ended on June 26, 2001. This report was made at Modine's Annual Meeting of Shareholders, at which Modine also reported anticipated improvement in overall revenues in the second half of the current fiscal year.

     A copy of the relevant news release is attached hereto as
Exhibit 20. This release contains forward-looking statements, which involve risks and uncertainties. Actual results could differ materially from those projected in the forward-looking statements. A copy of the Important Factors and Assumptions Regarding Forward-Looking Statements is attached hereto as
Exhibit 99.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (c)  Exhibits.
          --------

Reference Number
per Item 601 of
Regulation S-K                                                      Page
----------------                                                    ----

      1             Not applicable.

      2             Not applicable.

      4(a) Rights Agreement dated as of October 16, 1986 between the Registrant and First Chicago Trust Company of New York [formerly the First National Bank of Chicago] (Rights Agent) (filed by reference to the Exhibit contained in the Registrant's Annual Report on Form 10-K for the fiscal year ended March 31,
                    1997).

      4(b)(i)       Rights Agreement Amendment No. 1
                    dated as of January 18, 1995 between
                    the Registrant and First Chicago Trust
                    Company of New York (Rights Agent) (filed by reference to the Registrant's Annual Report on Form 10-K for the fiscal year ended March 31, 2000).

      4(b)(ii)      Rights Agreement Amendment No. 2
                    dated as of January 18, 1995 between
                    the Registrant and First Chicago Trust
                    Company of New York (Rights Agent)
                    (filed by reference to the Registrant's
                    Annual Report on Form 10-K for the
                    fiscal year ended March 31, 2000).

Reference Number
per Item 601 of
Regulation S-K                                                      Page
----------------                                                    ----


      4(b)(iii)     Rights Agreement Amendment No. 3
                    dated as of October 15, 1996 between
                    the Registrant and First Chicago Trust
                    Company of New York (Rights Agent)
                    (filed by reference to the Registrant's
                    Annual Report on Form 10-K for the
                    fiscal year ended March 31, 2001).

      4(b)(iv)      Rights Agreement Amendment No. 4
                    dated as of November 10, 1997 between
                    the Registrant and Norwest Bank
                    Minnesota, N.A., [now known as Wells
                    Fargo Bank Minesota, N.A.] (Rights
                    Agent) (filed by reference to the
                    exhibit contained within the
                    Registrant's Quarterly Report on
                    Form 10-Q dated December 26, 1997).

                    Note:  The amount of long-term debt
                    ----
                    authorized under any instrument
                    defining the rights of holders of
                    long-term debt of the Registrant,
                    other than as noted above, does not
                    exceed ten percent of the total
                    assets of the Registrant and its
                    subsidiaries on a consolidated
                    basis.  Therefore, no such
                    instruments are required to be
                    filed as exhibits to this Form.
                    The Registrant agrees to furnish
                    copies of such instruments to the
                    Commission upon request.

     16             Not applicable.

     17             Not applicable.

    *20             News Release of Modine Manufacturing
                    Manufacturing Company dated
                    July 18, 2001                                    6

     23             Not applicable.

     24             Not applicable.

     27             Not applicable.

    *99             Important Factors and Assumptions
                    Regarding Forward-Looking Statements             9

*Filed herewith.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 18, 2001

                              MODINE MANUFACTURING COMPANY


                              By:   D. R. JOHNSON
                                 --------------------------------
                                   D. R. Johnson, President
                                   and Chief Executive Officer


                              By:   D. R. ZAKOS
                                 --------------------------------
                                   D. R. Zakos, Vice President,
                                     General Counsel, and
                                     Secretary